CAPITAL AND OTHER COMPONENTS OF EQUITY	12 Months Ended
Dec. 31, 2021
Disclosure Of Capital And Other Components Of Equity [Abstract]
CAPITAL AND OTHER COMPONENTS OF EQUITY [Text Block]

16. CAPITAL AND OTHER COMPONENTS OF EQUITY

Share Offering

In March 2021, the Corporation completed an underwritten public offering of 1,687,510 common shares at a price of CAD $18.75 per common share, for aggregate gross proceeds of $25,129 (CAD $31,641), which included 220,110 common shares purchased by the underwriters pursuant to the exercise of the over-allotment option. The total net proceeds of the equity financing was $23,275, after deducting underwriters' fees and other share issuance costs of the offering of $1,854.

Accumulated other comprehensive income

Accumulated other comprehensive income is comprised of the unrealized gains/losses on cash flow hedges and the cumulative translation adjustment for the translation of subsidiary accounts where non-USD functional currency balances are translated to the functional currency of the Corporation. The hedging reserve comprises the effective portion of the cumulative net change in the fair value of cash flow hedging instruments related to hedging transactions that have not yet settled.

Normal Course Issuer Bid ("NCIB")

The Board of Directors of the Corporation approved a plan to repurchase the Corporation's common shares. On August 14, 2019, the NCIB program was renewed with a total of 679,034 shares to be repurchased under this 2019 plan (the "2019 Repurchase"), representing 5% of the Corporation's 13,580,692 shares issued and outstanding as of July 31, 2019. The Corporation entered into an automatic share purchase plan with a broker in order to facilitate the 2019 Repurchase.

On September 9, 2020, the NCIB program was renewed with a total of 661,370 shares to be repurchased under this 2020 plan, representing 5% of the Corporation's 13,227,407 shares issued and outstanding as of August 31, 2020. The Corporation entered into an automatic share purchase plan with a broker to facilitate potential repurchases.

On September 9, 2021, the NCIB program was renewed with a total of 746,992 shares to be repurchased under this 2021 plan, representing 5% of the Corporation's 14,939,842 shares issued and outstanding as of August 31, 2021. The Corporation entered into an automatic share purchase plan with a broker to facilitate potential repurchases.

The primary purpose of the NCIB repurchases is for cancellation. Under the automatic share purchase plan, the Corporation may repurchase shares at times when the Corporation would ordinarily not be permitted to due to regulatory restrictions or self-imposed blackout periods. Repurchases will be made from time to time at the brokers' discretion, based upon parameters prescribed by the Corporation's written agreement. Repurchases may be effected through the facilities of the TSX, the NASDAQ or other alternative trading systems in the United States and Canada. The actual number of common shares purchased and the timing of such purchases will be determined by the broker considering market conditions, stock prices, the Corporation's cash position and other factors.

During the year ended December 31, 2021, the Corporation did not repurchase and cancel any common shares under its NCIB program. During the year ended December 31, 2020, the Corporation repurchased and cancelled 67,483 common shares at an aggregate purchase price of $1,042, resulting in a reduction of share capital and contributed surplus of $238 and $804, respectively.